OLD WESTBURY FUNDS, INC.
Old Westbury Large Cap Strategies Fund
(the “Fund”)

Supplement dated September 18, 2013 to the
Prospectus dated March 1, 2013, as supplemented

This Supplement updates, and should be read in conjunction with, the information provided in the Fund’s prospectus dated March 1, 2013, as supplemented.

As a complement to the current investment strategies used to achieve the Fund’s investment objective, Bessemer Investment Management LLC, the Fund’s investment adviser (the “Adviser”), will also employ a value-themed U.S. equity strategy. This strategy will be primarily managed by Mr. Harry Hagey, Jr., currently an associate portfolio manager of the Fund. Mr. Michael Crawford, Portfolio Manager of the Fund, will continue to manage a portion of the Fund and be responsible for implementing and monitoring the overall portfolio management of the Fund.

Accordingly, effective immediately, the Fund’s prospectus is revised and supplemented as follows:

1. The first four paragraphs under the heading “Old Westbury Large Cap Strategies Fund - Management of the Fund - Portfolio Managers and Sub-Advisers” are deleted in their entirety and replaced by the following:

Mr. Michael Crawford, Principal of the Adviser and Portfolio Manager of the Adviser’s portion of the Fund since January 9, 2012, is primarily responsible for the day-to-day investment management of the Adviser’s portion of the Fund and is responsible for implementing and monitoring the overall portfolio management of the Fund. Mr. Crawford joined the Adviser in January 2012.

Mr. Harry Hagey, Jr., Principal of the Adviser, shares responsibility for the day-to-day investment management of the Adviser’s portion of the Fund, with particular emphasis on U.S. equities, and has been a member of the Adviser’s investment team since November 16, 2011. Mr. Hagey joined the Adviser in 2007.

Mr. Jeffrey A. Rutledge, Principal of the Adviser, has been a member of the Adviser’s investment team responsible for the Adviser’s portion of the Fund since November 16, 2011. Mr. Rutledge joined the Adviser in 2004.

2. The first four paragraphs under the heading “WHO MANAGES THE FUNDS? - Portfolio Managers - Large Cap Strategies Fund” are deleted in their entirety and replaced by the following:

Mr. Michael Crawford, Principal of the Adviser and Portfolio Manager of the Adviser’s portion of the Fund, is primarily responsible for the day-to-day investment management of the Adviser’s portion of the Fund and is responsible for implementing and monitoring the overall portfolio management of the Fund. He joined the Adviser in January 2012, having previously served as Principal and Head of European and UK Equities for Bessemer Group (U.K.) Limited, an affiliate of the Adviser, from 2005 through 2007. From 2007 to 2011, Mr. Crawford served as

Director and Portfolio Manager at Credit Suisse Asset Management and, subsequently, Senior Fund Manager at Liverpool Victoria Portfolio Managers Limited. Mr. Crawford received his BSc from University of Exeter in 1985 and an MBA from Cranfield School of Management in 1996. He is a Fellow of the Institute of Chartered Accountants and of the Securities Institute.

Mr. Harry Hagey, Jr., Principal of the Adviser, shares responsibility for the day-to-day investment management of the Adviser’s portion of the Fund, with particular emphasis on U.S. equities. Prior to his current role, Mr. Hagey was a member of the Adviser’s investment team and served as the Global Sector Team Leader of the energy and materials sectors for Global Large Cap Equities portfolios. He also served as a research analyst for the consumer discretionary sector for Mid Cap U.S. Equities portfolios. He joined the Adviser in 2007. Prior to joining the Adviser, Mr. Hagey was a Portfolio Manager, Small Cap Generalist, at Artemis Investment Management from 2005 to 2007. Prior to Artemis he was a research analyst for the technology sector from 2000 to 2004 at Citigroup Asset Management. Mr. Hagey received his BA degree in Economics in 1990 from Middlebury College and his MBA in 1997 from the Darden School at University of Virginia.

Mr. Jeffrey Rutledge, Principal of the Adviser, is a member of the Adviser’s investment team responsible for the Adviser’s portion of the Fund. He has previously served as a research analyst for the transportation and utilities sectors for Mid Cap Equities portfolios. He joined the Adviser in August 2004. Prior to joining the Adviser, Mr. Rutledge was a research associate for the aerospace and telecommunication sectors at Bear Sterns & Co. from April 2000 to July 2004. Mr. Rutledge received his BA degree in Industrial Engineering from Lehigh University in 1989 and his MS in Management and Finance in 1989 from the United States Naval Postgraduate School. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Shareholders should retain this supplement for future reference.